Exhibit 32.1

Certification of Chief Executive and Chief Financial Officer of
Earth Sciences, Inc. Pursuant to 18 U.S.C. Section 1350


I, Mark H. McKinnies, certify that:
In connection with the Quarterly Report on Form 10-QSB of Earth Sciences, Inc. (the "Company) for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark McKinnies, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mark H. McKinnies
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Name: Mark H. McKinnies
Title: President and Treasurer
Date: May 14, 2004